INCOME
                                                               OPPORTUNITIES
                                                               FUND 2000, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               December 31, 1999

                      INCOME OPPORTUNITIES FUND 2000, INC.

The Benefits and Risks of Leveraging

Income Opportunities Fund 2000, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

                         Income Opportunities Fund 2000, Inc., December 31, 1999

DEAR SHAREHOLDER

For the year ended December 31, 1999, Income Opportunities Fund 2000, Inc. earned $0.557 per share income dividends, which included earned and unpaid dividends of $0.065 per share. This represents a net annualized yield of 5.59%, based on a month-end net asset value of $9.96 per share. Over the same period, the Fund's total investment return was +4.64%, based on a change in per share net asset value from $10.07 to $9.96, and assuming reinvestment of $0.557 per share income dividends.

Economic Commentary

The economy continues to be extraordinarily strong. The strength is widespread since consumers are spending on homes, cars and retail goods. Unemployment is low, consumer confidence is high, and the stock market continues to expand. However, the economic expansion has created a very tight labor market and wage pressures are starting to build. This does not bode well for inflation remaining in check. It seems inevitable that the Federal Reserve Board will raise interest rates early in 2000. In fact, the Federal Reserve Board probably would have increased interest rates in December were it not for concerns about Year 2000-related disruptions. At this time, the question is not whether the Federal Reserve Board will increase interest rates but rather how many times it will increase them and to what level. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

While we are not indifferent to rising interest rates, we are not overly concerned about the impact to the portfolio and the effect on our objective to return a $10.00 per share net asset value at the end of 2000. Most of the securities in the portfolio mature by the Fund's termination date, which means we will have very few forced sales. Although our borrowing costs will move higher, we also have a significant position in adjustable rate assets to offset much of the overall impact.

Portfolio Matters

On December 31, 1999, the Fund's per share net asset value was $9.96. The drop below $10.00 per share reflects the fact that the Fund "went ex-dividend" twice in December. This means that the Fund's January dividend came out of the Fund's net asset value in December, along with its December dividend. Additionally, there was a special distribution of more than $.02 that was added to the normal January distribution.

This should not materially effect our ability to meet our objective of returning $10.00 per share at the Fund's termination date of December 31, 2000. In fact, going into the year 2000, we have several things working in our favor. First, with the January dividend already accounted for, all income earned in January (approximately $.04) will go into increasing the Fund's net asset value. Second, many of the Fund's investments are currently being priced at a discount. As a result, we expect their price, and therefore the Fund's net asset value, to move higher as we approach the corresponding maturity dates. Although certain Fund holdings mature beyond the life of the Fund and will have to be sold prior to the Fund's termination date, the prices of these assets should not be materially different from par since their maturity date is close to the Fund's termination date. Very few of the Fund's assets mature significantly beyond December 31, 2000.

However, our dividend distribution rate will come under some pressure as we move through the year. First, borrowing costs have moved higher and are expected to continue to do so. While much of the impact is offset with adjustable rate assets, the contribution of the leveraged portfolio is being reduced. Additionally, we expect to start reducing leverage as we enter the second half of 2000. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.) Also, some of our high-yielding assets are continu ing to prepay or mature. Even though interest rates have backed up, our time frame for reinvestment is shorter and reinvestment yields are lower.

In Conclusion

We thank you for your investment in Income Opportunities Fund 2000, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Portfolio Manager

February 9, 2000

PROXY RESULTS

During the six-month period ended December 31, 1999, Income Opportunities Fund 2000, Inc.'s stockholders voted on the following proposals. The proposals were approved at a stockholders' meeting on August 25, 1999. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares Voted       Shares Withheld
                                                                                               For             From Voting
----------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Terry K. Glenn                              10,334,002           176,290
                                                Joe Grills                                  10,333,092           177,200
                                                Walter Mintz                                10,305,272           205,020
                                                Robert S. Salomon Jr.                       10,333,092           177,200
                                                Melvin R. Seiden                            10,314,177           196,115
                                                Stephen B. Swensrud                         10,328,027           182,265
                                                Arthur Zeikel                               10,332,337           177,955
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted   Shares Voted Shares Voted
                                                                                         For          Against       Abstain
----------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young llp as the Fund's independent auditors
   for the current fiscal year.                                                      10,327,633       118,367       64,292
----------------------------------------------------------------------------------------------------------------------------


                                     2 & 3

                         Income Opportunities Fund 2000, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS

                         S&P     Moody's       Face                                                                       Percent of
                       Rating    Rating       Amount                     Issue                                   Value    Net Assets
====================================================================================================================================
Adjustable Rate*                                         DLJ Commercial Mortgage Corp.:
Mortgage-Backed          NR++++    Aaa      $  504,119     98-ST1A-A1, 6.783% due 2/08/2000+++                 $    504,119     0.5%
Obligations**--          NR++++    Aa2       5,000,000     98-ST2A-A2, 6.673% due 11/05/2000                      5,001,563     4.5
London Interbank         NR++++    Aa2       5,000,000     98-ST1A-A3, 7.133% due 12/08/2000+++                   4,996,875     4.5
Offered Rate             AAA       NR++++    4,701,711   OUC Commercial Mortgage Securities Inc.,
Indexed Obligations                                        98-1-A, 6.859% due 1/27/2028 (a)                         4,701,711    4.3
                                                         Sears Mortgage Securities Corporation, REMIC (5)(b):
                         AAA       A1        1,294,283     91-MA-A2, 6.664% due 11/25/2021                        1,293,536     1.2
                         AA+       Aaa         873,021     92-18B-A2, 7.182% due 9/25/2022                          868,805     0.8
                         NR++++    A1          683,823     92-2A-A1, 7.612% due 12/25/2024                          683,584     0.6
                         -----------------------------------------------------------------------------------------------------------
                                                         Total Investments in Adjustable Rate Mortgage-Backed
                                                         Obligations--London Interbank Offered Rate Indexed
                                                         Obligations (Cost--$18,081,812)                         18,050,193    16.4
====================================================================================================================================
Fixed Rate               AAA       Aaa       2,866,804   Americredit Automobile Receivables Trust, 99-B-A2,
Mortgage-Backed &                                        5.304% due 10/12/2002                                    2,849,833     2.6
Asset-Backed                                             Arcadia Automobile Receivables Trust (1)(a):
Obligations**            AAA       Aaa       5,054,374     98-E-A1, 5.429% due 7/15/2002                          5,019,626     4.6
                         AAA       Aaa       5,290,483     98-A-A3, 5.90% due 11/15/2002                          5,277,786     4.8
                         AAA       Aaa       5,000,000   Banc One Credit Card Master Trust, 95-B-A, 6.30%
                                                         due 10/15/2002 (1)(b)                                    4,992,650     4.5
                         AAA       Aaa       5,000,000   Chemical Master Credit Card Trust 1, 95-2-A, 6.23%
                                                         due 6/15/2003 (a)                                        4,986,550     4.5
                                                         Federal Home Loan Mortgage Association, Pool:
                         NR++++    NR++++      174,261     M80294, 5% due 10/01/2000                                168,699     0.2
                         NR++++    NR++++      348,821     L90202, 5.50% due 12/01/2000                             344,049     0.3
                                                         Federal Home Loan Mortgage Corporation, REMIC (1)(5):
                         NR++++    NR++++    5,421,848     1332-KC, 8% due 5/15/2001                              5,465,819     5.0
                         NR++++    NR++++    6,134,069     1627-PZ, 5.60% due 8/15/2017 (b)                       6,098,062     5.5
                                                         Federal National Mortgage Association, Pool:
                         NR++++    NR++++      234,820     199718, 5.50% due 8/01/2000                              233,023     0.2
                         NR++++    NR++++      168,247     227383, 5.50% due 9/01/2000                              166,960     0.2
                         NR++++    NR++++      176,526     50932, 5.50% due 11/01/2000                              175,175     0.2
                         NR++++    NR++++      227,928     241824, 5.50% due 12/01/2000                             226,184     0.2
                         NR++++    NR++++      742,189     250038, 5.50% due 4/01/2001                              730,559     0.7
                         NR++++    NR++++    3,042,943     73181, 7.14% due 9/01/2002 (1)                         3,038,591     2.8
                                                         Federal National Mortgage Association, REMIC (5):
                         NR++++    NR++++    4,936,756     94-M2-A, 6.625% due 2/25/2001 (1)(b)                   4,914,836     4.5
                         NR++++    NR++++    3,380,188     97-67-PC, 6.25% due 3/18/2005 (1)(a)                   3,371,535     3.1
                         NR++++    NR++++       13,909     92-44-G, 7.25% due 10/25/2005 (a)                         13,855     0.0
                         NR++++    NR++++       77,743     G93-16-E, 5% due 11/25/2015 (a)                           77,402     0.1
                         NR++++    NR++++      113,712     G93-20-PE, 5.90% due 5/25/2016 (a)                       113,213     0.1
                         AAA       Aaa      15,000,000   Ford Credit Auto Loan Master Trust, 96-1-A, 5.50%
                                                         due 2/15/2003 (b)                                       14,787,000    13.4
                         AAA       Aaa       5,488,376   Ford Credit Auto Owner Trust, 98-B-A3, 5.85%
                                                         due 10/15/2001                                           5,478,387     5.0
                         AAA       AAA+      4,581,732   GE Capital Mortgage Services, Inc., REMIC (5)
                                                         98-9-A1, 6.50% due 6/25/2028 (1)(b)                      4,558,595     4.1
                                                         PNC Mortgage Securities Corp., CMO (4)(b):
                         AAA       Aaa       2,755,914     97-6-AI, 6.49% due 10/25/2026 (1)                      2,694,432     2.4
                         AAA       AAA++     5,250,000     98-6-1A3, 6.40% due 9/25/2028                          5,209,260     4.7
                         AAA       AA+++     5,000,000   Sawgrass Finance LLC, 93-1-A, 6.45% due 1/20/2006 (a)    4,964,850     4.5
                         AAA       Aaa          40,618   UCFC Home Equity Loan, 96-D1-A3, 6.541% due
                                                         11/15/2013 (a)                                              40,514     0.0
                         AAA       AAA++    10,540,000   Vornado Finance Corp., CMO (4), 6.36% due
                                                         12/01/2000+++                                           10,507,063    9.5
                         AAA       Aaa       5,000,000   WFS Financial Owner Trust, 99-A-A3, 5.55%
                                                         due 2/20/2003 (b)                                        4,900,000     4.4
                         NR++++    A3        5,659,537   World Omni Automobile Lease Securitization Corp.,
                                                         97-B-B, 6.46% due 11/25/2003 (b)                         5,662,310     5.1
                         -----------------------------------------------------------------------------------------------------------
                                                         Total Investments in Fixed Rate
                                                         Mortgage-Backed & Asset-Backed
                                                         Obligations (Cost--$106,953,911)                       107,066,818    97.2
====================================================================================================================================
Derivative                                               Federal National Mortgage Association, REMIC (5)(b):
Mortgage-Backed          NR++++    NR++++    1,735,235     93-221-JD, 6% due 11/25/2006                              63,623     0.0
Obligations**--          NR++++    NR++++    2,805,643     94-23-PN, 6% due 7/25/2017                                96,801     0.1
Interest Only (2)        NR++++    Aaa      13,462,499   Fund America Investors Corporation II, CMO (4)
                                                         93-E-SIO, 0.50% due 9/25/2023 (b)                           89,982     0.1
                                                                                                               ------------   -----
                                                                                                                    250,406     0.2
====================================================================================================================================
Derivative               NR++++    NR++++    8,821,572   Federal National Mortgage Association, REMIC (5)
Mortgage-Backed                                          93-227-S, 1.98% due 12/25/2000 (1)                       8,612,059     7.8
Obligations**--          -----------------------------------------------------------------------------------------------------------
Inverse Floaters (3)                                     Total Investments in Derivative Mortgage-Backed
                                                         Obligations (Cost--$6,986,062)                           8,862,465     8.0
====================================================================================================================================
                                                         Total Investments in Mortgage-Backed & Asset-Backed
                                                         Obligations (Cost--$132,021,785)                       133,979,476   121.6
====================================================================================================================================
Corporate Bonds          A+        A1        5,000,000   AT&T Capital Corporation, 7.374% due 6/07/2000 (6)       5,012,500     4.5
                                                         Associates Corp. NA:
                         AA-       Aa3       2,150,000     5.60% due 1/15/2001                                    2,125,340     1.9
                         AA-       Aa3       5,000,000     6% due 6/15/2001 (Callable)                            4,930,000     4.5
                         AAA       Aaa         750,000   General Electric Capital Corporation, 5.19%
                                                         due 1/16/2001                                              741,750     0.7
                         A         A3        3,625,000   New Century Energies, 6.24% due 11/27/2000               3,615,575     3.3
                         -----------------------------------------------------------------------------------------------------------
                                                         Total Investments in Corporate Bonds
                                                         (Cost--$16,519,068)                                     16,425,165    14.9
====================================================================================================================================


                                     4 & 5

                         Income Opportunities Fund 2000, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                                               Face                                                                       Percent of
                                              Amount                     Issue                                   Value    Net Assets
====================================================================================================================================
Short-Term               Repurchase        $ 1,500,000   Donaldson, Lufkin & Jenrette, Inc., purchased
Securities               Agreements***                   on 12/31/1999 to yield 2.50% to 1/03/2000             $  1,500,000     1.4%
                         -----------------------------------------------------------------------------------------------------------
                                                         Total Investments in Short-Term Securities
                                                         (Cost--$1,500,000)                                       1,500,000     1.4
====================================================================================================================================
                                                         Total Investments (Cost--$150,040,853)                 151,904,641   137.9

                                                         Liabilities in Excess of Other Assets                  (41,784,019)  (37.9)
                                                                                                               ------------   -----
                                                         Net Assets                                            $110,120,622   100.0%
                                                                                                               ============   =====
====================================================================================================================================

            Average life estimates are made using realistic prepayment assumptions. Actual maturities could differ from those estimates.
            Corresponding average life estimates for bonds are as follows:
            (a) Less than 1 year.
            (b) 1-3 years.
      (1)   Security represents collateral in connection with Reverse Repurchase
            Agreements.
      (2)   Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
      (3)   Instruments with variable or floating interest rates that move 6 in the opposite direction of short-term interest rates.
      (4)   Collateralized Mortgage Obligation (CMO).
      (5)   Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
      (6)   Floating rate note.
      *     Adjustable Rate Mortgage-Backed Obligations have coupon rates, which reset periodically to reflect changes in a referenced interest rate.
      **    Mortgage-Backed & Asset-Backed Obligations are subject to principal paydowns as a result of the prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
      ***   Repurchase Agreements are fully collateralized by US Government
            Agency Obligations.
      +     Rating of issue is by Fitch Investors Service.
      ++    Rating of issue is by Duff & Phelps.
      +++   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      ++++  Not Rated.
            Ratings of issues shown have not been audited by Ernst & Young llp.

            See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of December 31, 1999
==================================================================================================================================
Assets:         Investments, at value (identified cost--$150,040,853) ..........................                     $ 151,904,641

                Receivables:
                  Interest .....................................................................    $   1,158,880
                  Principal paydowns ...........................................................          912,066        2,070,946
                                                                                                    -------------
                Prepaid expenses ...............................................................                             6,573
                                                                                                                     -------------
                Total assets ...................................................................                       153,982,160
                                                                                                                     -------------
==================================================================================================================================
Liabilities:    Payables:
                  Reverse repurchase agreements ................................................       42,721,000
                  Dividends to shareholders ....................................................          718,786
                  Custodian bank ...............................................................          207,854
                  Interest expense .............................................................           50,632
                  Investment adviser ...........................................................           31,817       43,730,089
                                                                                                    -------------
                Accrued expenses ...............................................................                           131,449
                                                                                                                     -------------
                Total liabilities ..............................................................                        43,861,538
                                                                                                                     -------------
==================================================================================================================================
Net Assets:     Net assets .....................................................................                     $ 110,120,622
                                                                                                                     =============
==================================================================================================================================
Capital:        Capital stock, $.10 par value, 200,000,000 shares authorized ...................                     $   1,105,773
                Paid-in capital in excess of par ...............................................                       106,408,040
                Undistributed investment income--net ...........................................                         2,588,128
                Accumulated realized capital losses on investments--net ........................                        (1,845,107)
                Unrealized appreciation on investments--net ....................................                         1,863,788
                                                                                                                     -------------
                Net assets--Equivalent to $9.96 per share based on 11,057,727 shares outstanding
                (market price--$9.8125) ........................................................                     $ 110,120,622
                                                                                                                     =============
==================================================================================================================================

            See Notes to Financial Statements.


                                     6 & 7

                         Income Opportunities Fund 2000, Inc., December 31, 1999

STATEMENT OF OPERATIONS

                For the Year Ended December 31, 1999
==================================================================================================================================
Investment      Interest and amortization of premium and discount earned .......................                     $   9,668,054
Income:         Other ..........................................................................                            92,840
                                                                                                                     -------------
                Total income ...................................................................                         9,760,894
                                                                                                                     -------------
==================================================================================================================================
Expenses:       Interest expense ...............................................................    $   2,714,131
                Investment advisory fees .......................................................          332,693
                Professional fees ..............................................................           83,872
                Accounting services ............................................................           69,798
                Transfer agent fees ............................................................           41,664
                Trustees' fees and expenses ....................................................           40,636
                Listing fees ...................................................................           24,260
                Printing and shareholder reports ...............................................           19,443
                Custodian fees .................................................................           14,203
                Pricing fees ...................................................................            4,201
                Other ..........................................................................           13,041
                                                                                                    -------------
                Total expenses .................................................................                         3,357,942
                                                                                                                     -------------
                Investment income--net .........................................................                         6,402,952
                                                                                                                     -------------
==================================================================================================================================
Realized &      Realized gain on investments--net ..............................................                           565,538
Unrealized      Change in unrealized appreciation on investments--net ..........................                        (2,022,609)
Gain (Loss) on                                                                                                       -------------
Investments--   Net Increase in Net Assets Resulting from Operations ...........................                     $   4,945,881
Net:                                                                                                                 =============
==================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended December 31,
                                                                                                   -------------------------------
                Increase (Decrease) in Net Assets:                                                       1999            1998
==================================================================================================================================
Operations:     Investment income--net .........................................................    $   6,402,952    $   6,614,836
                Realized gain on investments--net ..............................................          565,538          147,234
                Change in unrealized appreciation on investments--net ..........................       (2,022,609)         517,607
                                                                                                    -------------    -------------
                Net increase in net assets resulting from operations ...........................        4,945,881        7,279,677
                                                                                                    -------------    -------------
==================================================================================================================================
Dividends to    Investment income--net .........................................................       (6,155,383)      (6,795,858)
Shareholders:                                                                                       -------------    -------------
                Net decrease in net assets resulting from dividends to shareholders ............       (6,155,383)      (6,795,858)
                                                                                                    -------------    -------------
==================================================================================================================================
Net Assets:     Total increase (decrease) in net assets ........................................       (1,209,502)         483,819
                Beginning of year ..............................................................      111,330,124      110,846,305
                                                                                                    -------------    -------------
                End of year* ...................................................................    $ 110,120,622    $ 111,330,124
                                                                                                    =============    =============
==================================================================================================================================
              * Undistributed investment income--net ...........................................    $   2,588,128    $  2,340,559
                                                                                                    =============    =============
==================================================================================================================================

            See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                For the Year Ended December 31, 1999
==================================================================================================================================
Cash Provided   Net increase in net assets resulting from operations ...........................                     $   4,945,881
by Operating    Adjustments to reconcile net increase in net assets resulting
Activities:     from operations to net cash provided by operating activities:
                    Increase in receivables ....................................................                          (225,281)
                    Decrease in other assets ...................................................                               782
                    Decrease in other liabilities ..............................................                          (236,175)
                    Realized and unrealized loss on investments--net ...........................                         1,457,071
                    Amortization of premium and discount--net ..................................                           436,377
                                                                                                                     -------------
                Net cash provided by operating activities ......................................                         6,378,655
                                                                                                                     -------------
==================================================================================================================================
Cash Used for   Proceeds from principal payments and sales of long-term securities .............                       103,698,749
Investing       Purchases of long-term securities ..............................................                      (111,910,145)
Activities:     Purchases of short-term investments ............................................                      (319,959,522)
                Proceeds from sales and maturities of short-term investments ...................                       322,339,118
                                                                                                                     -------------
                Net cash used for investing activities .........................................                        (5,831,800)
                                                                                                                     -------------
==================================================================================================================================
Cash Used for   Cash receipts from borrowings ..................................................                        72,519,584
Financing       Cash payments on borrowings ....................................................                       (67,084,000)
Activities:     Dividends paid to shareholders .................................................                        (5,989,482)
                                                                                                                     -------------
                Net cash used for financing activities .........................................                          (553,898)
                                                                                                                     -------------
==================================================================================================================================
Cash:           Net decrease in cash ...........................................................                            (7,043)
                Cash at beginning of year ......................................................                             7,043
                                                                                                                     -------------
                Cash at end of year ............................................................                     $          --
                                                                                                                     =============
==================================================================================================================================
Cash Flow       Cash paid for interest .........................................................                     $   3,178,713
Information:                                                                                                        =============
==================================================================================================================================

            See Notes to Financial Statements.


                                     8 & 9

                         Income Opportunities Fund 2000, Inc., December 31, 1999

FINANCIAL HIGHLIGHTS

              The following per share data and ratios have been derived
              from information provided in the financial statements.                        For the Year Ended December 31,
                                                                              ------------------------------------------------------
              Increase (Decrease) in Net Asset Value:                           1999+      1998+      1997+      1996+       1995
====================================================================================================================================
Per Share     Net asset value, beginning of year ...........................  $  10.07   $  10.02   $   9.87    $   9.83   $   8.51
Operating                                                                     --------   --------   --------    --------   --------
Performance:  Investment income--net .....................................         .58        .60        .62         .63        .60
              Realized and unrealized gain (loss) on investments--net ....        (.13)       .06        .17        (.03)      1.27
                                                                              --------   --------   --------    --------   --------
              Total from investment operations .............................       .45        .66        .79         .60       1.87
                                                                              --------   --------   --------    --------   --------
              Less dividends from investment income--net ...................      (.56)      (.61)      (.64)       (.56)      (.55)
                                                                              --------   --------   --------    --------   --------
              Net asset value, end of year .................................  $   9.96   $  10.07   $  10.02    $   9.87   $   9.83
                                                                              ========   ========   ========    ========   ========
              Market price per share, end of year ..........................  $ 9.8125   $ 9.6875   $  9.625    $   9.00   $   8.75
                                                                              ========   ========   ========    ========   ========
====================================================================================================================================
Total         Based on market price per share ..............................      7.16%      7.16%     14.47%       9.63%     26.77%
Investment                                                                    ========   ========   ========    ========   ========
Return:*      Based on net asset value per share ...........................      4.64%      7.00%      8.67%       7.02%     23.42%
                                                                              ========   ========   ========    ========   ========


====================================================================================================================================
Ratios to     Expenses, excluding interest expense .........................       .58%       .57%       .81%        .81%       .89%
Average                                                                       ========   ========   ========    ========   ========
Net Assets:   Expenses .....................................................      3.03%      2.96%      3.50%       3.36%      3.90%
                                                                              ========   ========   ========    ========   ========
              Investment income--net .......................................      5.77%      5.89%      6.22%       6.46%      6.34%
                                                                              ========   ========   ========    ========   ========
====================================================================================================================================
Supplemental  Net assets, end of year (in thousands) .......................  $110,121   $111,330   $110,846    $110,850   $119,328
Data:                                                                         ========   ========   ========    ========   ========
              Portfolio turnover ...........................................     66.27%     56.38%     22.35%     112.97%     32.78%
                                                                              ========   ========   ========    ========   ========
====================================================================================================================================
Leverage:     Amount of borrowings outstanding, end of year (in thousands) .  $ 42,721   $ 37,285   $ 47,733    $ 49,781   $ 53,070
                                                                              ========   ========   ========    ========   ========
              Average amount of borrowings outstanding during
              the year (in thousands).......................................  $ 51,025   $ 46,747   $ 51,306    $ 51,951   $ 56,355
                                                                              ========   ========   ========    ========   ========
              Average amount of borrowings outstanding per share during
              the year .....................................................  $   4.61   $   4.23   $   4.64    $   4.44   $   4.50
                                                                              ========   ========   ========    ========   ========
====================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Income Opportunities Fund 2000, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund is anticipated to terminate on or about December 31, 2000. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service approved by the Fund's Board of Directors. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or


                                    10 & 11

                         Income Opportunities Fund 2000, Inc., December 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

(g) Short sales--When the Fund engages in a short-sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the market value of the securities in the segregated account.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates: The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .30% of the Fund's average weekly net assets from December 1, 1997 through termination of the Fund.

During the year ended December 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $977 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $111,910,145 and $104,537,112, respectively.

Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................         $  593,420          $1,863,788
Financial futures contracts .............            (27,882)                 --
                                                  ----------          ----------
Total ...................................         $  565,538          $1,863,788
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,863,788, of which $3,138,529 related to appreciated securities and $1,274,741 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $150,040,853.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share.

Shares issued and outstanding during the years ended December 31, 1999 and December 31, 1998 remained constant.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

For the year ended December 31, 1999, the average amount outstanding was approximately $51,025,000 and the daily weighted average interest rate was 5.33%.

6. Capital Loss Carryforward:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $1,843,000, of which $1,616,000 expires in 2002, $205,000 expires in 2003 and $22,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


                                     12 & 13

                         Income Opportunities Fund 2000, Inc., December 31, 1999

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Income Opportunities Fund 2000, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Income Opportunities Fund 2000, Inc., including the schedule of investments, as of December 31, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Income Opportunities Fund 2000, Inc. at December 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP

MetroPark, New Jersey
January 27, 2000

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian and Transfer Agent

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

IFT


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 2000, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.

Income Opportunities
Fund 2000, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16523--12/99

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